UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	November 10, 2011
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 7.01. Regulation FD Disclosure.

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On November 10, 2011, A. M. Castle & Co. (“Company”), announced that it has entered into a definitive agreement to acquire Tube Supply, Inc. (“Tube Supply”), for $165 million, subject to customary adjustments at closing.  The acquisition, subject to review under the Hart-Scott-Rodino Act and other customary closing conditions, is expected to close by the end of the first quarter of 2012.  A copy of the November 10, 2011 press release announcing the agreement is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

The Company also announced that management will hold a conference call at 12:00 p.m. EST on Thursday, November 10, 2011, to discuss the acquisition.  Copies of the slides containing information regarding the acquisition to be used as part of the call are attached as Exhibit 99.2 to this Current Report and are incorporated by reference herein.  The call can be accessed via a link on the Company’s website at http://www.amcastle.com.

An archived version of the conference call will be accessible for replay on the above website until the Company’s next earnings conference call. A replay of the conference call will also be available for seven days by calling 480-629-9772 (international) or 877-941-2332 and citing code 4487345.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated November 10, 2011
99.2	Slide Presentation for Conference Call to be held on November 10, 2011

Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy and outlook. These statements often include words such as “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements   Such risks and uncertainties include, but are not limited to: the ability to successfully close the transaction by the end of the first quarter of 2012 or at all; the ability to successfully integrate Tube Supply and achieve the expected results or synergies of the transaction; the ability to retain Tube Supply’s management team and Tube Supply’s relationships with customers and suppliers; and general and global business, economic, financial, credit and political conditions. Further information on these and other risks and uncertainties is provided under Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which disclosure is incorporated herein by reference, and elsewhere in reports that we file or furnish with the SEC.  All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

November 10, 2011	By:	/s/ Robert J. Perna
Robert J. Perna
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page Number
99.1	Press Release, dated November 10, 2011	EX-1
99.2	Slide Presentation for Conference Call to be held on November 10, 2011	EX-3